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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 19, 2000


                               SPEEDFAM-IPEC, INC.
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             (Exact name of Registrant as specified in its charter)

                Illinois                                0-26784                               36-2421613
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    (State or other jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
     incorporation or organization)

                              305 North 54th Street
                               Chandler, AZ 85226
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          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (480) 705-2100

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 8.           CHANGE IN FISCAL YEAR

         On January 19, 2000, the Company changed its fiscal year end from May 31 to the Saturday closest to May 31.
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         Pursuant to the requirements of the Securities Exchange Act of 1934,
SpeedFam-IPEC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SpeedFam-IPEC, Inc.


                                             By:    /s/   J. Michael Dodson
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                                                    J. Michael Dodson
                                                    Chief Financial Officer



Date:  January 25, 2000